Accrued Liabilities and Other and Other Long-Term Liabilities	6 Months Ended
Jun. 30, 2020
Payables and Accruals [Abstract]
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
8. Accrued Liabilities and Other and Other Long-Term Liabilities
Accrued Liabilities and Other

	June 30, 2020	December 31, 2019
	$	$
Accrued liabilities
Voyage and vessel expenses	109,925	121,937
Interest	25,079	29,371
Payroll and related liabilities	39,298	33,494
Distributions payable and other	6,425	6,487
Deferred revenues – current	39,749	36,242
In-process revenue contracts – current	—	5,933
Current portion of derivative liabilities (note 16)	36,375	39,263
Office lease liability – current	2,654	3,627
Loans from equity-accounted investments	25,442	18,647
Asset retirement obligation – current	19,000	—
	303,947	295,001

Other Long-Term Liabilities

	June 30, 2020	December 31, 2019
	$	$
Deferred revenues and gains	26,222	28,612
Guarantee liabilities	12,053	10,113
Asset retirement obligation	39,565	31,068
Pension liabilities	7,512	7,238
In-process revenue contracts	—	11,866
Derivative liabilities (note 16)	89,778	51,914
Unrecognized tax benefits (note 17)	41,188	62,958
Office lease liability – long-term	10,016	10,254
Other	3,081	2,325
	229,415	216,348

Asset Retirement Obligations

In the first quarter of 2020, CNR provided formal notice to Teekay of its intention to cease production in June 2020 and decommission the Banff field shortly thereafter. As such, the Company expects to remove the Petrojarl Banff FPSO and Apollo Spirit FSO from the Banff field in 2020 and the subsea equipment in 2021. The Company expects to recycle the FPSO unit and sub-sea equipment and redeliver the FSO unit to its owner following removal from the field. Accordingly, the asset retirement obligation for the Petrojarl Banff FPSO unit was increased based on recent changes to cost estimates and the carrying value of the unit was fully written down. As of June 30, 2020, the present value of the Petrojarl Banff FPSO unit's estimated asset retirement obligations relating to the remediation of the subsea infrastructure was $52.1 million, of which $19.0 million is recorded in accrued liabilities and $33.1 million recorded in other long-term liabilities. The Company has also recorded $8.1 million in other non-current assets as at June 30, 2020 for the expected recovery of a portion of these costs from the customer upon the completion of the remediation work.

In March 2020, Teekay Parent entered into a new bareboat charter contract with the existing charterer of the Petrojarl Foinaven FPSO unit, which can be extended up to December 2030. Under the terms of the new contract, Teekay received a cash payment of $67 million in April 2020 and will receive a nominal per day rate over the life of the contract and a lump sum payment at the end of the contract period, which is expected to cover the costs of recycling the FPSO unit in accordance with the EU ship recycling regulations. As of June 30, 2020, the carrying value of the related lease asset was $15.2 million. As of June 30, 2020, the present value of the Petrojarl Foinaven FPSO unit's estimated asset retirement obligation relating to recycling costs was $6.3 million.